EXHIBIT 99
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                       SECTION 906 CERTIFICATION
                       -------------------------



     The following statement is provided by the undersigned to accompany the foregoing Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of JMB/245 PARK AVENUE ASSOCIATES, LTD.



By: JMB PARK AVENUE, INC.         By: JMB PARK AVENUE, INC.
    Corporate General Partner         Corporate General Partner



    By: /s/  Patrick J. Meara         By: /s/  Gailen J. Hull
        ----------------------            ----------------------------
        Patrick J. Meara                  Gailen J. Hull
        Principal Executive Officer       Chief Financial Officer and
                                          Principal Accounting Officer